UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) June 9, 2016

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Pennsylvania Ave., N.W., Suite 800W,

Washington, D.C. 20037-1701

(Address of principal executive offices)

Registrant’s telephone number, including area code: 202-828-0850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 9, 2016, Fortive Corporation, (“Fortive”), a subsidiary of Danaher Corporation (the “Company”), agreed to sell an additional $200 million aggregate principal amount of 4.300% senior notes due 2046 (the “additional 2046 Notes”). As previously disclosed, on June 6, 2016, Fortive agreed to issue $350 million aggregate principal amount of 4.300% senior notes due 2046 (the “prior 2046 Notes” and together with the additional 2046 Notes, the “2046 Notes”) pursuant to a private offering. The Company will guarantee the 2046 Notes (the “Guarantees” and together with the 2046 Notes, the “Securities”) until the planned separation of Fortive from the Company occurs. The 2046 Notes will pay interest on a semi-annual basis. The additional 2046 Notes and the prior 2046 Notes will be treated as a single class of notes under the indenture governing such 2046 Notes and all such 2046 Notes are expected to be issued on June 20, 2016, subject to customary closing conditions.

The Securities are being sold in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. In connection with the offering of the Notes, Fortive expects to enter into a registration rights agreement pursuant to which it will agree to file a registration statement with respect to an offer to exchange the Notes for substantially identical notes registered under the Securities Act (or, under certain circumstances, a shelf registration statement covering resales of the Notes).

Fortive intends to use the net proceeds from the offering of the additional 2046 Notes to make payments to the Company as consideration for the contribution of assets to Fortive by the Company in connection with the separation, and to pay related fees and expenses and for general corporate purposes.

The Securities have not been registered under the Securities Act, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

Copies of the press releases announcing the offering and the pricing of the Notes are attached to this Current Report on Form 8-K as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of Danaher Corporation, dated June 9, 2016

99.2	Press Release of Danaher Corporation, dated June 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ James F. O’Reilly

	Name:	James F. O’Reilly
	Title:	Vice President, Associate General Counsel and Secretary

Date: June 9, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of Danaher Corporation, dated June 9, 2016

99.2	Press Release of Danaher Corporation, dated June 9, 2016